FILED AND RECORDED
                                                      OFFICIAL PUBLIC RECORDS
                                                      On Sep 17, 2004 at 04:11 P

                                                      Document Number: 00052896
                           ASSIGNMENT OF EASEMENTS
                           -----------------------    Joe G Rivera
                                                      County Clerk
                                                      By
                                                      Marleen Fuentes, Deputy
                                                      Cameron County


THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     THIS AGREEMENT is made between PENN OCTANE CORPORATION, a Delaware corporation, with offices at the Port of Brownsville, Cameron County, Texas, herein called "Assignor," and RIO VISTA OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, of 820 Gessner, Suite 1285, Houston, TX 77024, herein called "Assignee."

     WHEREAS, PENN OCTANE CORPORATION for valuable consideration acquired certain Easements on or across specific tracts of land, granting to Assignor the right-of-way upon and across (over and under, as appropriate) such real property, the particulars of such Easements being more specifically described in the attached EXHIBIT A and made a part hereof for all purposes; and

     WHEREAS, Assignor now desires to assign all of said Easements to the Assignee, and the Assignee desires to accept the assignments thereof under the following terms and conditions:

     NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to the Assignee, its successors in interest and assigns, all of its right, title, and interest in and to all of the Easements described in the attached EXHIBIT A. Assignee accepts the assignment of said Easements and hereby assumes and agrees to perform and fulfill all of the terms, covenants, conditions, and obligations which arise after the date hereof required of the Assignor under the afore described Easements. Assignor hereby represents, warrants and covenants to Assignee that Assignor has fully and timely performed each and every term, covenant, condition and obligation of Assignor under the Easement Agreements which have accrued or arisen on or before the date hereof and Assignor does hereby indemnify, defend, save and hold harmless Assignee from and against any and all damages, costs, claims, causes of action or fees suffered or incurred by Assignee (including, without limitation, reasonable


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attorney's  fees  and  court costs) which arise out of or relate to a failure by
Assignor to perform any of the terms, covenants, conditions or obligations under the Easement Agreements which were to be performed on or before the date hereof.

     This Agreement shall be binding on and inure to the benefit of the parties to this Agreement, their successors in interest and assigns.

     EXECUTED this 15th day of September, 2004.
                   ----

                                           ASSIGNOR:

                                           PENN OCTANE CORPORATION

                                           By:  /s/ Charles Handly
                                                ------------------
                                                Charlie Handly
                                           ITS:  EXECUTIVE VICE PRESIDENT

                                           ASSIGNEE:

                                           RIO VISTA OPERATING PARTNERSHIP, L.P.
                                           BY ITS GENERAL PARTNER
                                           RIO VISTA OPERATING, G.P., L.P.

                                           BY:  /s/ Charles Handly
                                                ------------------
                                                CHARLIE HANDLY
                                           ITS: EXECUTIVE VICE PRESIDENT


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                                 ACKNOWLEDGMENTS
                                 ---------------


THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This instrument was acknowledged before me on the 15 day of September, 2004
                                                       --
by Charles (Charlie) Handly, Executive Vice President of PENN OCTANE CORPORATION, a Delaware corporation, on behalf of said corporation.

                                     /s/ Christina Loga
                                   --------------------------------
                                   Notary Public, State of Texas


THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This instrument was acknowledged before me on the 15 day of September, 2004
                                                       --
by Charles (Charlie) Handly, Secretary of RIO VISTA OPERATING GP, L.L.C., General Partner of RIO VISTA OPERATING PARTNERSHIP, LP, a Delaware limited partnership, on behalf of said partnership.

                                     /s/ Christina Loga
                                   --------------------------------
                                   Notary Public, State of Texas


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
                                     LISTING OF PENN OCTANE EASEMENTS


 1   Easement from Rio Grande River and U.S. Mexican Border to Penn Octane Corporation
     Recorded in Vol. 7082, Page 194, Items 1 & 2.

 2   Easement dated 11/19/99 from Miguel Ortiz to Penn Octane Corporation
     Recorded in Vol. 6286, Page 200.

 3   Easement dated 3/30/01 from Texas Highway Department for US Highway 281 crossing to Penn Octane
     Corporation
     Recorded 5/22/01 in Vol. 7082, Page 194, Items 13.

 4   Easement dated 7/25/03 from National Kingdom Corporation to Penn Octane Corporation
     Recorded in Vol. 9530, Page 26.

 5   Deed to Penn Octane Corporation dated 4/1/02 Recorded 4/18/02 in Vol. 7902, Page 187.

 6   Easement from Teofilo & Catarina Flores to Penn Octane Corporation dated 11/21/01,
     Recorded 1/23/02 in Vol. 7689, Page 215-222.

 7   Easement dated August 12, 1999 from Milton E. Wentz, Jr. to Penn Octane Corporation,
     Recorded in Vol. 6286, Page 211-216.

 8   Easement from Cameron County DD# 2 to Penn Octane Corporation,
     Recorded in Vol. 194, Item 12

 9   Easement from Teofilo & Catarina Flores to Penn Octane Corporation dated 11/21/01,
     Recorded 1/23/02 in Vol. 7689, Page 215-222.

 10  Easement from Kincannon Farms Partnership to Penn Octane Corporation dated 8/9/99,
     Recorded in Vol. 6286, Page 194-199.

 11  Easement from Estate of Alberta Zins to Penn Octane Corporation dated 8/21/00,
     Recorded 9/07/00 in Vol. 6522, Page 280-285.

 12  Easement from Garnet E. Henry, et ux Consuelo G. Henry (John Mayers & Faustino Garza) to
     Penn Octane Corporation dated 8/09/99
     Recorded 1/23/02 in Vol. 6286, Page 189.

 13  Easement from Walter Plitt, IV to Penn Octane Corporation dated 8/28/00,
     Recorded 9/07/00 in Vol. 6522, Page 261-266.

 14  Easement from Lucio Gonzalez, Jr. to Penn Octane Corporation dated 9/13/00,
     Recorded 1/05/01 in Vol. 6763, Page 161-166.

 15  Easement from Cameron County Drainage District #1 to Penn Octane Corporation,
     Recorded in Vol. 7082, Page 194, Item 12.


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 16  Easement from Dale Brooks to Penn Octane Corporation dated 11/10/00,
     Recorded on 12/05/00 in Vol. 6703, Page 166-172.

 17  Easement from Union Pacific Railroad Co.
     Recorded Vol. 7082, Page l94, Item 11.

 18  Easement from Jose J. Marquez to Penn Octane Corporation dated 8/29/00,
     Recorded on 9/07/00 in Vol. 6522, Page 267-272.

 19  Easement from Jose J. Marquez to Penn Octane Corporation dated 8/29/00,
     Recorded on 9/07/00 in Vol. 6522, Page 273-279.

 20  Easement from TxDOT to Penn Octane Corporation dated 3/30/01,
     Recorded on 5/22/01 in Vol. 7082, Page 194.

 21  Easement from Douglas Marchesin (Block 3) to Penn Octane Corporation dated 7/15/02,
     Recorded on 10/16/02 in Vol. 8414, Page 74-81.

 22  Texas Parks & Wildlife to Penn Octane Corporation,
     Recorded in Vol. 8761, Page 78-96 (license agreement.)

 23  Easement from Peter Marchesin (Block 16) to Penn Octane Corporation dated 7/15/02,
     Recorded on 10/16/02 in Vol. 8414, Page 74-81.

 24  Easement from Gonzalez Family Limited Partnership to Penn Octane Corporation dated 7/06/00,
     Recorded on 9/07/00 in Vol. 6522, Page 300.

 25  Easement from Peter Marchesin (Block 14) to Penn Octane Corporation dated 7/15/02,
     Recorded on 10/16/02 in Vol. 8414, Page 74-81.

 26  Texas Parks & Wildlife to Penn Octane Corporation,
     Recorded in Vol. 8761, Page 78-96 (license agreement.)

 27  Easement from Jesus L. & Maribel Nieto to Penn Octane Corporation dated 11/03/00,
     Recorded on 12/05/00 in Vol. 6703, Page 159.

 28  Easement from Lloyd S. Fallin,et al. to Penn Octane Corporation dated 12/13/00,
     Recorded on 10/04/01 in Vol. 6762, Page 74.

 29  Easement from Nieves Hernandez to Penn Octane Corporation dated 6/23/00,
     Recorded on 9/07/00 in Vol. 6522, Page 307.

 30  Penn Octane Corporation (Deed from Purswell & Moesker),
     Recorded in Vol. 6851, Pages 208 & 211

 31  Easement from Miguel Rubiano, et al. & Elsa Rubiana to Penn Octane Corporation dated 7/28/00,
     Recorded on 1/05/01 in Vol. 6763, Page 136.

 32  Easement from Reynaldo G. Garza, Jr. to Penn Octane Corporation dated 2/23/01,
     Recorded on 2/13/01 in Vol. 6842, Page 8.


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 33  Easement from C.P.S.C. International, Inc. to Penn Octane Corporation dated 1l/19/99,
     Recorded in Vol. 7082, Page 182.

 34  Easement from Justo Barrientes, Jr. to Penn Octane Corporation dated 8/21/00,
     Recorded on 1/05/01 in Vol. 6763, Page 149.

 35  Easement from Roberto & Isabel Vasquez to Penn Octane Corporation dated 6/16/00,
     Recorded on 9/07/00 in Vol. 6522, Page 286.

 36  Easement from Roberto Leal to Penn Octane Corporation dated 8/31/00,
     Recorded on 9/07/00 in Vol. 6522, Page 293.

 37  Easement from SolTex Development to Penn Octane Corporation dated 4/20/00.
     Recorded in Vol. 6286, Page 184.

 38  Easement from TxDOT for F.M. 511 to Penn Octane Corporation,
     Recorded in Vol. 7082, Page 194 Item 16.

 39  Easement from Union Pacific Railroad to Penn Octane Corporation,
     Recorded in Vol. 6286, Page 184.


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